UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

Kellanova

(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 N. Wells Street

Chicago, Illinois 60654

(Address of principal executive offices, including zip code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
1.250% Senior Notes due 2025	K25	New York Stock Exchange
0.500% Senior Notes due 2029	K29	New York Stock Exchange
3.750% Senior Notes due 2034	K34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on August 13, 2024, Kellanova, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”) by and among the Company, Acquiror 10VB8, LLC, a Delaware limited liability company (“Acquiror”), Merger Sub 10VB8, LLC, a Delaware limited liability company and a wholly owned subsidiary of Acquiror (“Merger Sub”), and, solely for the limited purposes specified in the Merger Agreement, Mars, Incorporated, a Delaware corporation (“Mars”). The Merger Agreement provides that, among other things, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Acquiror.

On March 4, 2025, Mars commenced consent solicitations (the “Consent Solicitations”) in respect of certain proposed amendments (the “Amendments”) to (i) the indenture, dated as of March 15, 2001 (as amended and supplemented, the “2001 Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to BNY Midwest Trust Company, as trustee (the “2001 Indenture Trustee”), governing the 7.45% Debentures due 2031 (the “2031 Notes”), (ii) the indenture, dated as of May 21, 2009 (as amended and supplemented, the “2009 Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “2009 Indenture Trustee”), governing the 3.250% Senior Notes due 2026 (the “2026 Notes”), the 3.400% Senior Notes due 2027 (the “2027 Notes”), the 4.300% Senior Notes due 2028 (the “2028 Notes”), the 0.500% Senior Notes due 2029 (the “2029 Notes”), the 2.100% Senior Notes due 2030 (the “2030 Notes”), the 5.250% Senior Notes due 2033 (the “2033 Notes”) and the 4.500% Senior Debentures due 2046 (the “2046 Notes”) and (iii) the indenture, dated as of May 6, 2024 (as amended and supplemented, the “2024 Indenture” and, together with the 2001 Indenture and the 2009 Indenture, the “Existing Indentures”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “2024 Indenture Trustee” and, together with the 2001 Indenture Trustee and the 2009 Indenture Trustee, the “Trustees”), governing the 3.750% Senior Notes due 2034 (the “2034 Notes”) and the 5.750% Senior Notes due 2054 (the “2054 Notes” and, together with the 2031 Notes, the 2026 Notes, the 2027 Notes, the 2028 Notes, the 2029 Notes, the 2030 Notes, the 2033 Notes, the 2046 Notes and the 2034 Notes, the “Notes”). Following the consummation of the Merger and subject to the satisfaction or waiver of the conditions of each Consent Solicitation, Mars is expected to guarantee the prompt payment, when due, of any amount owed to the holders of the Notes issued under each of the Existing Indentures, and any other amounts due pursuant to such Existing Indentures (the “Offers to Guarantee” and such guarantee, the “Mars Guarantee”). The consummation of the Merger is not conditioned upon the completion of the Consent Solicitations and Offers to Guarantee or the implementation of the Amendments.

The Consent Solicitations expired on March 11, 2025 (the “Expiration Date”). As of 5:00 p.m., New York City time on the Expiration Date, Mars was notified by the information and tabulation agent for the Consent Solicitations that it had received consents from, (i) with respect to the 2001 Indenture, the holders of at least a majority of the outstanding aggregate principal amount of the 2031 Notes, (ii) with respect to the 2009 Indenture, the holders of at least a majority of the outstanding principal amount of the 2026 Notes, the 2027 Notes, the 2028 Notes, the 2029 Notes, the 2030 Notes, the 2033 Notes and the 2046 Notes, voting as a single class, and (iii) with respect to the 2024 Indenture, the holders of at least a majority of the outstanding aggregate principal amount of the 2034 Notes and the 2054 Notes, voting as a single class, in each case (collectively, the “Requisite Consents”), to the Amendments and the execution and delivery of the applicable Supplemental Indenture (as defined below).

As a result of the receipt of the Requisite Consents in each of the Consent Solicitations, on March 11, 2025, the Company, Mars and the applicable Trustee entered into (i) a Supplemental Indenture No. 2 to the 2001 Indenture (the “Supplemental 2001 Indenture”), (ii) a Supplemental Indenture No. 1 to the 2009 Indenture (the “Supplemental 2009 Indenture”) and (iii) a Supplemental Indenture No. 1 to the 2024 Indenture (the “Supplemental 2024 Indenture” and, together with the Supplemental 2001 Indenture and the Supplemental 2009 Indenture, the “Supplemental Indentures”).

Each Supplemental Indenture will be effective upon execution, but the Amendments will not become operative and the Mars Guarantee will not be issued unless and until the Merger is consummated, which remains subject to customary closing conditions, including regulatory approvals. The Supplemental Indentures, when they become operative, will effect the Amendments, which will modify the covenants with respect to liens, sale and lease-back transactions, mergers and reporting, as well as the events of default and certain other provisions in the Existing Indentures, to be substantially consistent with the corresponding provisions contained in the indentures governing Mars’ outstanding senior notes and to provide for such provisions to be applicable at the Mars level instead of the Company. The Amendments will also provide for the ability to add guarantees and collateral to secure the Notes. Each Supplemental Indenture will also include a covenant by Mars to provide the Mars Guarantee following the consummation of the Merger.

In particular, under the Amendments, Mars will make available annual and quarterly consolidated financial statements of Mars and its subsidiaries to holders of and bona fide prospective investors in the Notes through a password-protected or otherwise secured website maintained by Mars, subject to customary exceptions for denying access to any competitively-sensitive information to any holder or prospective investor that is a competitor or vendor (or any of their respective equity holders) of Mars and its subsidiaries.

The foregoing descriptions of the Supplemental Indentures and the Amendments do not purport to be complete and are qualified in their entirety by reference to the Supplemental 2001 Indenture, the Supplemental 2009 Indenture and the Supplemental 2024 Indenture, copies of which are attached as Exhibit 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture No. 2, dated March 11, 2025, by and among Kellanova, Mars, Incorporated and The Bank of New York Mellon Trust Company, N.A.

4.2	Supplemental Indenture No. 1, dated March 11, 2025, by and among Kellanova, Mars, Incorporated and The Bank of New York Mellon Trust Company, N.A.

4.3	Supplemental Indenture No. 1, dated March 11, 2025, by and among Kellanova, Mars, Incorporated and U.S. Bank Trust Company, National Association.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the Merger, whether and when the Amendments and the Parent Guarantee will become operative and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Report, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail in the Company’s reports filed with the United States Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 28, 2024, subsequent Quarterly Reports on Form 10-Q, Current Reports on Forms 8-K and in other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this Report, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLANOVA

Date: March 12, 2025	By:	/s/ Todd Haigh
	Name:	Todd Haigh
	Title:	Senior Vice President, Chief Legal Officer & Secretary